Exhibit 10.28

Loan Agreement by and between

United Time Technology Co., Ltd. and Its Shareholder

[Unofficial English Translation]

Party A (Borrower/Company): United Time Technology Co., Ltd.

Legal Representative: Minfei Bao

Address: Floor 7, Block 5A, Software Industry Base, Nanshan District, Shenzhen City

Party B (Lender/Shareholder): Minfei Bao

ID Number: 510402197304140958

WHEREAS, Party B is the shareholder of Party A, Party A now borrows from Party B for daily operation needs. Both parties sign this agreement to clarify the responsibilities of both parties, the nature of the payment and related matters.

Article 1: Loan Commitments

Party B agrees to grant the Party A a loan with an aggregate amount of RMB1,300,000 only.

Article 2: Interest and Payments

The loan is non-interest bearing.

Article 3: Terms of the Loan

1. The term of the loan shall be ten (10) years, starting from June 19, 2018 to June 18, 2028. The Lender will make the payment to the account designated by the Borrower in one lump sum within three (3) days from the date of execution of the agreement.

2. The borrower shall repay the total principal in lump-sum to the account designated by the lender before the loan becomes due.

Article 4: Natures of the Loan

Both parties confirm that the funds used for borrowing are provided by the nature of borrowing rather than capital contributions or capital payments.

Article 5: Obligations

I. Borrower’s Obligations

1. The loan shall only be used for the purposes provided in the loan agreement, and may not be used for other purposes or illegal activities.

2. The Borrower shall repay to the Lender the outstanding amount of the loan in lump-sum according to the term agreed upon.

II. Lender Obligations

1. Lender shall make full payments of the loan to the Borrower’s account according to the agreed-upon schedule.

2. Lender shall keep confidential of the debts, financials, production, operation and any commercial information related to the Borrower to the third party.

Article 6: Dispute resolutions

All parties shall settle disputes arising from the performance of this Agreement through friendly negotiation; If negotiation falls apart, either party has the right to bring a lawsuit to the court where the Company is registered.

Article 7: Others

If there are any matters not covered in this Agreement, both parties shall negotiate together to make written supplementary arrangements, which should have the same effect as this Agreement.

Party A: United Time Technology Co., Ltd. (Seal Affixed)

Legal Representative: Minfei Bao

Party B (Shareholder):	/s/ Minfei Bao
Minfei Bao

Date: June 19, 2018

Loan Agreement by and between

United Time Technology Co., Ltd. and Its Shareholder

[Unofficial English Translation]

Party A (Borrower/Company): United Time Technology Co., Ltd.

Legal Representative: Minfei Bao

Address: Floor 7, Block 5A, Software Industry Base, Nanshan District, Shenzhen City

Party B (Lender/Shareholder): Minfei Bao

ID Number: 510402197304140958

WHEREAS, Party B is the shareholder of Party A, Party A now borrows from Party B for daily operation needs. Both parties sign this agreement to clarify the responsibilities of both parties, the nature of the payment and related matters.

Article 1: Loan Commitments

Party B agrees to grant the Party A a loan with an aggregate amount of RMB1,700,000 only.

Article 2: Interest and Payments

The loan is non-interest bearing.

Article 3: Terms of the Loan

1. The term of the loan shall be ten (10) years, starting from January 16, 2020 to January 15, 2030. The Lender will make the payment to the account designated by the Borrower in lump-sum within three (3) days from the date of execution of the agreement.

2. The borrower shall repay the total principal in lump-sum to the account designated by the lender before the loan becomes due.

Article 4: Natures of the Loan

Both parties confirm that the funds used for borrowing are provided by the nature of borrowing rather than capital contributions or other capital payments.

Article 5: Obligations

I. Borrower’s Obligations

1. The loan shall only be used for the purposes provided in the loan agreement, and may not be used for other purposes or illegal activities.

2. The Borrower shall repay to the Lender the outstanding amount of the loan in lump-sum according to the term agreed upon.

II. Lender’s Obligations

1. Lender shall make full payments of the loan to the Borrower’s account according to the agreed-upon schedule.

2. Lender shall keep confidential of the debts, financials, production, operation and any commercial information related to the Borrower.

Article 6: Dispute resolutions

All parties shall settle disputes arising from the performance of this Agreement through friendly negotiation; If negotiation falls apart, either party has the right to bring a lawsuit to the court where the Company is registered.

Article 7: Others

If there are any matters not covered in this Agreement, both parties shall negotiate together to make written supplementary arrangements, which should have the same effect as this Agreement.

Party A: United Time Technology Co., Ltd. (Seal Affixed)

Legal Representative: Minfei Bao

Party B (Shareholder):	/s/ Minfei Bao
Minfei Bao

Date: January 15, 2020

Loan Agreement by and between

United Time Technology Co., Ltd. and Its Shareholder

[Unofficial English Translation]

Party A (Borrower/Company): United Time Technology Co., Ltd.

Legal Representative: Minfei Bao

Address: Floor 7, Block 5A, Software Industry Base, Nanshan District, Shenzhen City

Party B (Lender/Shareholder): Minfei Bao

ID Number: 510402197304140958

WHEREAS, Party B is the shareholder of Party A, Party A now borrows from Party B for daily operation needs. Both parties sign this agreement to clarify the responsibilities of both parties, the nature of the payment and related matters.

Article 1: Loan Commitments

Party B agrees to grant the Party A a loan with an aggregate amount of RMB1,000,000 only.

Article 2: Interest and Payments

The loan is non-interest bearing.

Article 3: Terms of the Loan

1. The term of the loan shall be ten (10) years, starting from March 11, 2020 to March 10, 2030. The Lender will make the payment to the account designated by the Borrower in one lump sum within three (3) days from the date of execution of the agreement Clause

2. The borrower shall repay the total principal in lump-sum to the account designated by the lender before the loan becomes due.

Article 4: Natures of the Loan

Both parties confirm that the funds used for borrowing are provided by the nature of borrowing rather than capital contributions or capital payments.

Article 5: Obligations

I. Borrower’s Obligations

1. The loan shall only be used for the purposes provided in the loan agreement, and may not be used for other purposes or illegal activities.

2. The Borrower shall repay to the Lender the outstanding amount of the loan in lump-sum according to the term agreed upon.

II. Lender Obligations

1. Lender shall make full payments of the loan to the Borrower’s account according to the agreed-upon schedule.

2. Lender shall keep confidential of the debts, financials, production, operation and any commercial information related to the Borrower to the third party.

Article 6: Dispute resolutions

All parties shall settle disputes arising from the performance of this Agreement through friendly negotiation; If negotiation falls apart, either party has the right to bring a lawsuit to the court where the Company is registered.

Article 7: Others

If there are any matters not covered in this Agreement, both parties shall negotiate together to make written supplementary arrangements, which should have the same effect as this Agreement.

Party A: United Time Technology Co., Ltd. (Seal Affixed)

Legal Representative: Minfei Bao

Party B (Shareholder):	/s/ Minfei Bao
Minfei Bao

Date: March 10, 2020

Loan Agreement by and between

United Time Technology Co., Ltd. and Its Shareholder

[Unofficial English Translation]

Party A (Borrower/Company): United Time Technology Co., Ltd.

Legal Representative: Minfei Bao

Address: Floor 7, Block 5A, Software Industry Base, Nanshan District, Shenzhen City

Party B (Lender/Shareholder): Minfei Bao

ID Number: 510402197304140958

WHEREAS, Party B is the shareholder of Party A, Party A now borrows from Party B for daily operation needs. Both parties sign this agreement to clarify the responsibilities of both parties, the nature of the payment and related matters.

Article 1: Loan Commitments

Party B agrees to grant the Party A a loan with an aggregate amount of RMB1,000,000 only.

Article 2: Interest and Payments

The loan is non-interest bearing.

Article 3: Terms of the Loan

1. The term of the loan shall be ten (10) years, starting from March 23, 2020 to March 22, 2030. The Lender will make the payment to the account designated by the Borrower in one lump sum within three (3) days from the date of execution the agreement.

2. The borrower shall repay the total principal in lump-sum to the account designated by the lender before the loan becomes due.

Article 4: Natures of the Loan

Both parties confirm that the funds used for borrowing are provided by the nature of borrowing rather than capital contributions or capital payments.

Article 5: Obligations

I. Borrower’s Obligations

1. The loan shall only be used for the purposes provided in the loan agreement, and may not be used it for other purposes or illegal activities.

2. The Borrower shall repay to the Lender the outstanding amount of the loan in lump-sum according to the term agreed upon.

II. Lender Obligations

1. Lender shall make full payments of the loan to the Borrower’s account according to the agreed-upon schedule.

2. Lender shall keep confidential of the debts, financials, production, operation and any commercial information related to the Borrower to the third party.

Article 6: Dispute resolutions

All parties shall settle disputes arising from the performance of this Agreement through friendly negotiation; If negotiation falls apart, either party has the right to bring a lawsuit to the court where the Company is registered.

Article 7: Others

If there are any matters not covered in this Agreement, both parties shall negotiate together to make written supplementary arrangements, which should have the same effect as this Agreement.

Party A: United Time Technology Co., Ltd. (Seal Affixed)

Legal Representative: Minfei Bao

Party B (Shareholder):	/s/ Minfei Bao
Minfei Bao

Date: March 22, 2020

Loan Agreement by and between

United Time Technology Co., Ltd. and Its Shareholder

[Unofficial English Translation]

Party A (Borrower/Company): United Time Technology Co., Ltd.

Legal Representative: Minfei Bao

Address: Floor 7, Block 5A, Software Industry Base, Nanshan District, Shenzhen City

Party B (Lender/Shareholder): Minfei Bao

ID Number: 510402197304140958

WHEREAS, Party B is the shareholder of Party A, Party A now borrows from Party B for daily operation needs. Both parties sign this agreement to clarify the responsibilities of both parties, the nature of the payment and related matters.

Article 1: Loan Commitments

Party B agrees to grant the Party A a loan with an aggregate amount of RMB500,000 only.

Article 2: Interest and Payments

The loan is non-interest bearing.

Article 3: Terms of the Loan

1. The term of the loan shall be ten (10) years, starting from April 30, 2020 to April 29, 2030. The Lender will make the payment to the account designated by the Borrower in one lump sum within three (3) days from the date of execution of the agreement Clause

2. The borrower shall repay the total principal in lump-sum to the account designated by the lender before the loan becomes due.

Article 4: Natures of the Loan

Both parties confirm that the funds used for borrowing are provided by the nature of borrowing rather than capital contributions or capital payments.

Article 5: Obligations

I. Borrower’s Obligations

1. The loan shall only be used for the purposes provided in the loan agreement, and may not be used for other purposes or illegal activities.

2. The Borrower shall repay to the Lender the outstanding amount of the loan in lump-sum according to the term agreed upon.

II. Lender Obligations

1. Lender shall make full payments of the loan to the Borrower’s account according to the agreed-upon schedule.

2. Lender shall keep confidential of the debts, financials, production, operation and any commercial information related to the Borrower to the third party.

Article 6: Dispute resolutions

All parties shall settle disputes arising from the performance of this Agreement through friendly negotiation; If negotiation falls apart, either party has the right to bring a lawsuit to the court where the Company is registered.

Article 7: Others

If there are any matters not covered in this Agreement, both parties shall negotiate together to make written supplementary arrangements, which should have the same effect as this Agreement.

Party A: United Time Technology Co., Ltd. (Seal Affixed)

Legal Representative: Minfei Bao

Party B (Shareholder):	/s/ Minfei Bao
Minfei Bao

Date: April 29, 2020

Loan Agreement by and between

United Time Technology Co., Ltd. and Its Shareholder

[Unofficial English Translation]

Party A (Borrower/Company): United Time Technology Co., Ltd.

Legal Representative: Minfei Bao

Address: Floor 7, Block 5A, Software Industry Base, Nanshan District, Shenzhen City

Party B (Lender/Shareholder): Minfei Bao

ID Number: 510402197304140958

WHEREAS, Party B is the shareholder of Party A, Party A now borrows from Party B for daily operation needs. Both parties sign this agreement to clarify the responsibilities of both parties, the nature of the payment and related matters.

Article 1: Loan Commitments

Party B agrees to grant the Party A a loan with an aggregate amount of RMB400,000 only.

Article 2: Interest and Payments

The loan is non-interest bearing.

Article 3: Terms of the Loan

1. The term of the loan shall be ten (10) years, starting from May 6, 2020 to May 5, 2030. The Lender will make the payment to the account designated by the Borrower in one lump sum within three (3) days from the date of execution of the agreement.

2. The borrower shall repay the total principal in lump-sum to the account designated by the lender before the loan becomes due.

Article 4: Natures of the Loan

Both parties confirm that the funds used for borrowing are provided by the nature of borrowing rather than capital contributions or capital payments.

Article 5: Obligations

I. Borrower’s Obligations

1. The loan shall only be used for the purposes provided in the loan agreement, and may not be used for other purposes or illegal activities.

2. The Borrower shall repay to the Lender the outstanding amount of the loan in lump-sum according to the term agreed upon.

II. Lender Obligations

1. Lender shall make full payments of the loan to the Borrower’s account according to the agreed-upon schedule.

2. Lender shall keep confidential of the debts, financials, production, operation and any commercial information related to the Borrower to the third party.

Article 6: Dispute resolutions

All parties shall settle disputes arising from the performance of this Agreement through friendly negotiation; If negotiation falls apart, either party has the right to bring a lawsuit to the court where the Company is registered.

Article 7: Others

If there are any matters not covered in this Agreement, both parties shall negotiate together to make written supplementary arrangements, which should have the same effect as this Agreement.

Party A: United Time Technology Co., Ltd. [Seal to be affixed]

Legal Representative: Minfei Bao

Party B (Shareholder):	/s/ Minfei Bao
Minfei Bao

Date: May 6, 2020